Portfolio of investments—February 28, 2023 (unaudited)

		Value
Investment companies: 100.39%
Affiliated master portfolio: 100.39%
Allspring Real Return Portfolio		$77,759,914
Total Investment companies (Cost $82,513,341)		77,759,914
Total investments in securities (Cost $82,513,341)	100.39%	77,759,914
Other assets and liabilities, net	(0.39)	(305,820)
Total net assets	100.00%	$77,454,094
Transactions with the affiliated Master Portfolio were as follows:
	% of ownership, beginning of period	% of ownership, end of period	Net realized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Net change in unrealized gains (losses) on securities transactions allocated from affiliated Master Portfolio	Interest allocated from affiliated Master Portfolio	Dividends allocated from affiliated Master Portfolio	Affiliated income allocated from affiliated Master Portfolio	Value, end of period
Allspring Real Return Portfolio	40.08%	36.56%	$195,252	$(6,348,149)	$2,515,548	$227,845	$20,634	$77,759,914
See accompanying notes to portfolio of investments

Allspring Real Return Fund  |  1

Notes to portfolio of investments—February 28, 2023 (unaudited)

The Fund is a feeder fund in a master-feeder structure that seeks to achieve its investment objective by investing substantially all investable assets in a separate diversified portfolio (the “affiliated Master Portfolio”) of Allspring Master Trust, a registered open-end management investment company. Since the affiliated Master Portfolio directly acquires portfolio securities, the Fund acquires an indirect interest in those securities. A portfolio of investments for the affiliated Master Portfolio is included with this filing.
Securities valuation
All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.
Investments in the affiliated Master Portfolio are valued daily based on the Fund’s proportionate share of the affiliated Master Portfolio’s net assets, which are also valued daily.
Investments which are not valued using the method discussed above are valued at their fair value, as determined in good faith by Allspring Funds Management, LLC, which was named the valuation designee by the Board of Trustees. As the valuation designee, Allspring Funds Management is responsible for day-to-day valuation activities for the Allspring Funds. In connection with these responsibilities, Allspring Funds Management has established a Valuation Committee and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities. On a quarterly basis, the Board of Trustees receives reports of valuation actions taken by the Valuation Committee. On at least an annual basis, the Board of Trustees receives an assessment of the adequacy and effectiveness of Allspring Funds Management's process for determining the fair value of the portfolio of investments.
Fair valuation measurements
At February 28, 2023, the Fund’s investment in Allspring Real Return Portfolio, the affiliated Master Portfolio with a substantially identical investment objective of seeking returns that exceed the rate of inflation over the long-term, was measured at fair value using the net asset value per share (or its equivalent) as a practical expedient. At February 28, 2023, the affiliated Master Portfolio valued at $77,759,914 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

2  |  Allspring Real Return Fund